SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 1, 2007

                                HESS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     1-1204
                            (Commission File Number)

                                   13-4921002
                     (I.R.S. Employer Identification Number)

                           1185 Avenue of the Americas
                            New York, New York 10036
              (Address and zip code of principal executive offices)

                                 (212) 997-8500
              (Registrant's telephone number, including area code)

                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01--Entry into a Material Definitive Agreement.

This form 8-K describes ordinary course director compensation actions taken by the Board of Directors of Hess Corporation.

Effective January 1, 2007, the Board of Directors approved a change in the manner of determining the annual equity compensation for non-management directors. Previously, each year each non-management director received 500 shares (1,500 shares on a post-split basis) of Hess Corporation Common Stock plus cash equal to the market price of 500 shares (1,500 shares on a post-split basis) of Common Stock to enable directors to purchase an equivalent number of shares. Effective January 1, 2007, non-management directors will be awarded annually a number of shares of Common Stock the market price of which on the date of award will be equal to $150,000. This change, which represents a slight reduction in total equity compensation from the two-part formula used last year, was implemented to reduce annual fluctuations in the value of equity awards by tying the award to a dollar amount rather than a number of shares. This change, which will be reflected in the Hess Corporation Directors Stock Award Plan, was approved by the Corporate Governance and Nominating Committee and by the full Board of Directors.

In addition, effective January 1, 2007 the Corporate Governance and Nominating Committee and the Board of Directors approved increases in the annual cash retainers for members (other than the Chairmen) of the Corporate Governance and Nominating Committee and the Compensation and Management Development Committee from $4,000 to $5,000 and the annual cash retainers for Chairman of those committees from $5,000 to $7,500 and for the Chairman of the Audit Committee from $10,000 to $15,000.

The Board had previously approved a stock ownership guideline for directors as part of corporate governance best practices. The guideline requires each director to own and hold at least 15,000 shares of Hess Common Stock within 6 years of such director's first election to the Board or within two years of adoption of the guideline, whichever is later.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HESS CORPORATION


                                BY: /s/ J. Barclay Collins
                                    --------------------------------
                                    Name:  J. Barclay Collins
                                    Title: Executive Vice President
                                           and General Counsel
Dated:  January 4, 2007